EXHIBIT 23.1

                          Consent of Independent Public Accountants
                                ----------------------

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated February 21,1997 included in Andrea Electronics Corporation Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this Form S-8 registration statement.


                                                    /s/ Arthur Andersen LLP
                                                    ARTHUR ANDERSEN LLP

Melville, New York
September 15, 1997